Goldman Sachs Global Healthcare Conference June 11th 2024

Enhabit Home Health & Hospice 1 Disclaimers Forward looking statements Statements contained in this presentation which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking information speaks only as of the date hereof, and Enhabit undertakes no duty to publicly update or revise such forward- looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from our present expectations include, but are not limited to, our ability to execute on our strategic plans, regulatory and other developments impacting the markets for our services, changes in reimbursement rates, general economic conditions, changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies, our ability to attract and retain key management personnel and health care professionals, potential disruptions or breaches of our or our vendors’, payors’, and other contact counterparties’ information systems, the outcome of litigation, our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures, our ability to successfully integrate technology in our operations, our ability to control costs, particularly labor and employee benefit costs, and impacts resulting from the announcement of the conclusion of the strategic review process. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this press release are described in reports filed with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which are available on the Company’s website at http://investors.ehab.com and free of charge through the website maintained by the SEC at www.sec.gov. Note regarding presentation of same-store comparisons The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit Home Health & Hospice 2 2024 Priorities Home Health Hospice De Novos People Strategy • Stabilize Medicare as a % of total home health revenue • Leverage payor innovation strategy – Improve Medicare Advantage rates – Shift away from lower rate contracts • Grow through increased clinical staffing, ability to accept new payors and alignment of clinical resource utilization with patient acuity and complexities • Grow census through improved staffing capacity with case management model • Gain operating leverage in hospice fixed cost structure by growing census • Increase use of analytics to drive high-quality care via case management model • Focus on efficiencies in referral to admission process • Open 10 de novo locations • Ramp up staffing, referral and admission growth in de novo locations opened in 2023 • Continue to increase net full-time nursing and therapy headcount to support home health growth • Focus on employee engagement to retain workforce

Enhabit Home Health & Hospice 3 Home Health - Stabilize Traditional Medicare For basis of presentation, Enhabit figures are excluding private duty • Enhabit’s home health business historically had a relatively high mix of Medicare business • Anticipate mix shift to follow industry trends going forward • Growth in Medicare Advantage elections increases the relevance of mix shift impact on the referral source relationship • Between 2020 and 2023 enrollment in Medicare Advantage plans has increased 29% (KFF: Medicare Advantage in 2023: Enrollment Update and Key Trends (Aug 09, 2023)) Traditional Medicare as a percent of home health revenue is in line with peers

Enhabit Home Health & Hospice 4 Home Health - Payor Innovation Payor innovation strategy continues to foster Medicare Advantage growth. Driving steady increases in our non-Medicare revenue per visit 38% of non-Medicare visits are now in payor innovation contracts at improved rates. Visits from payor innovation contracts as a percentage of total non-Medicare visits: Q1 23 Q4 23Q3 23Q2 23 Q1 24 Two national contracts: start dates of May 1, 2023 and January 1, 2024 FY 22 FY 23 Q1 24 Non-Medicare revenue per visit:

Enhabit Home Health & Hospice 5 Home Health – Growth • Improved clinical capacity • Increased favorable payor contracts • negotiated 64 new contracts since spin • Pipeline of 30 new agreements, with 28 historic agreements that are being re-negotiated • Utilizing technology to provide A Better Way to Care® and optimize clinical resources • Medalogix Pulse • Virtual care Episodic Non-Episodic 45 19

Enhabit Home Health & Hospice 6 Hospice Building the hospice segment for growth • New staffing model in place as of Q3 of 2023 • Staffing constraints eliminated • Recruitment and retention improvements • Focus turns to building sales headcount (currently have year over year increase) • Increases our ability to add diverse referral sources • Using data from loss loyalty reports to strengthen referral source relationships • Building efficiencies in the referral to admission process • Reallocated certain hospice resources to form centralized admission departmentsAdmissions Department Business Development Case Management Staffing Model

Enhabit Home Health & Hospice 7 De Novo Strategy Launched in 2022 Cumulative de novo locations opened since 2022 Opened 15 De Novos since 2022 • Complementary of organic growth while being an efficient use of free cash flow • Continue to invest in attractive markets for overlap, scale and density • Attractive financial profile with anticipated start-up costs of $250K to $350K, projected payback period within two years, and expectation of reaching run rate within three years De Novo Growth

Enhabit Home Health & Hospice 8 People Strategy Focus on Our Employees • Significant time and resources invested to ensure clinical and support staff receive the education, training, support and recognition necessary to provide the highest quality care in the most cost-effective manner • Consistently recognized as a “best place to work” for the last 10 years by Modern Healthcare • We view upholding our award-winning culture as a key contributor to our continued success • Only standalone home health and hospice company on US News Best healthcare Companies to Work For Report Top 100 5 Consecutive Years 10 Consecutive Years 145+ Best Place to Work for Women and for Diversity (2019) Fortune’s ‘Top 100 Place to Work’ Modern Healthcare ‘Best Place to Work in Healthcare’ ‘Best Place to Work in Healthcare’ Awards Over Last 11 years #42 U.S News Best Healthcare Companies to Work Employee Net Promoter Score (NPS) in top 25% of healthcare

Enhabit Home Health & Hospice 9 Long-Term Outlook Source: MedPAC Report to Congress as of March 2021 & March 2023 1) Calculated based on 60 days per home health episode 2) US 75-79yrs Euromonitor National Population Statistics 3) AARP 2021 survey Our approach to home health and hospice services prioritizes patient care quality while maximizing cost efficiency Aging Population 10x lower cost than other care settings~5% expected growth in target population over the next three years2 77% of those age 50 and over want to stay in their residence as they age3 Cost Efficiency of Home Health Care The Patient’s Perspective Post-Acute Service Sector Annual Medicare Spending Average Medicare Cost Per Day Skilled Nursing Facilities (SNF) $28.5 billion $485 Hospice $23.1 billion $172 Home Health1 $16.9 billion $49 Consumer Preference for Home-Based Care • Aging in place offers numerous benefits such as life satisfaction, a healthy living environment and self-esteem • COVID-19 increased the appeal of high-quality home-based care, which is generally expected to strengthen Home Health = 76 Hospice = 81 Avg. age of our patients - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 20 18 20 20 20 22 20 24 20 26 20 28 20 30 20 32 20 34 20 36 20 38 20 40 65 to 74 75 to 84 85 to 94 95 or Older We are here Number of people age 65 or older, by age group (millions)

Enhabit Home Health & Hospice 10 Enhabit Home Health Long-Term Outlook Home health admissions have accelerated over the last two quarters Q2 2024 home health admissions have continued to grow versus prior year and expected to continue growing at mid- to high- single digits over the next three years with our ability to better serve referral sources through improved clinical capacity and payor innovation contracts

Enhabit Home Health & Hospice 11 Enhabit Hospice Long-Term Outlook Sequential monthly growth in census in 2024 Expect hospice volumes to grow at mid- to high- single digits over the next three years after investing in the case management model and the build out of business development team

Enhabit Home Health & Hospice 12 Free Cash Flow Enhabit has a proven track record of generating free cash flow, providing ample cash to: * - Q1 2024 free cash flow conversion rate positively influenced by the timing of payroll at the end of the quarter, which is expected to reverse in Q2 2024, providing a more historically in-line conversion rate. • fund operations • service current debt • lower debt levels • fund de novo activities • acquire home health and hospice locations

Enhabit Home Health & Hospice 13 Important Additional Information and Where to Find It The Company has filed a definitive proxy statement on Schedule 14A and other documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for the Company’s 2024 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING YELLOW PROXY CARD, AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying YELLOW proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Investors” section of the Company’s website, http://investors.ehab.com, or by contacting InvestorRelations@ehab.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.